UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

The Greater China Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2008

Date of reporting period: 6/30/2008

Item 1	–	Reports to Stockholders

Directors

Edward Y. Baker, Chairman

John A. Bult

John A. Hawkins

C. William Maher

Jonathan J.K. Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Franki Chung, Vice President

Henry Chan, Vice President

Robert F. Gunia, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Andrew R. French, Assistant Secretary

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

PNC Global Investment Servicing f/k/a PFPC Inc.

P.O. Box 43027

Providence, Rhode Island 02940-3027

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

White & Case LLP

1155 Avenue of the Americas

New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by the independent registered public accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call (800) 331-1710

Please call (toll-free) the Altman Group our Investor and Public Relations at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102

The Greater China Fund, Inc.

Semi-Annual Report

June 30, 2008

The Greater China Fund, Inc.

Interim Report of the Investment Manager

For the six months ended June 30, 2008

Overview

The Chinese equity market moved sharply lower during the first six months of the year, as the threat of high inflation, rising oil prices and slower growth in the US economy took their toll on investor sentiment. In spite of the weakness in the market and the earthquake in Sichuan province, China’s economy remained healthy, with domestic consumption, investment and exports all exhibiting good growth.

Balancing the momentum in the economy with inflationary pressures has become the main challenge faced by the Chinese authorities. This may keep sentiment subdued in the short-term, but we remain confident in the longer-term outlook for the Chinese market.

Performance

In net asset value terms, the Fund declined by 31.0% during the first half of the year, compared with a 24.8% fall in the MSCI Zhong Hua Index. Over the same period, the Fund’s share price moved 23.0% lower. Against the backdrop of weaker sentiment during the reporting period, Fund performance was additionally impacted by our overweight stance in the Industrial sector and non-benchmark positions in both Taiwan and the China A-share market.

Rising raw material costs pushed share prices in the Industrial sector lower, while a rally in the Taiwanese equity market in April was not sustained in May, when investors took profits in the construction and financial sectors. Even the inauguration of new Taiwanese President Ma Ying-jeou and the introduction of chartered flights for mainland tourists failed to support the market. In the Chinese A-share market, coal and fertilizer producers faced selling pressure after the Chinese government announced price controls for these items in selected areas, increasing the perceived policy risk.

Economic and Strategy Review

In spite of the weakness in the equity market, China’s economy remained robust during the reporting period, with domestic consumption, investment and export growth all in robust good health.

A notable feature of the period was an increased focus on controlling inflation from the Chinese authorities. The People’s Bank of China increased the commercial bank reserve requirement ratio several times to help curb excess liquidity in the system, and inflation remains the key area of policy for the government even though the headline Consumer Price Index (CPI) figure has started to come down after peaking in February.

Another feature was a pick-up in the pace of price reform in China, driven by rising cost pressures. The National Development and Reform Commission announced price rises for oil refined products and an electricity tariff in China, but put a temporary price cap on the thermal coal used to power

The Greater China Fund, Inc.

Interim Report of the Investment Manager

concluded

electricity stations. Some companies benefited from this move, but the overall profitability of power plants and refineries remains under pressure in the current environment. This was reflected during the period in the disappointing performance of a number of industrial stocks where the profit margin was under threat from rising costs.

The lack of a catalyst to turn performance around kept the performance of pure Hong Kong companies subdued during the first half of the year. However, the economic backdrop for Hong Kong itself remains healthy, with strong retail sales and a low unemployment rate, which should provide a buffer to the expected slow-down in the global economy. Banks in Hong Kong have a strong capital base and the ability to raise the fees they charge on lending, offering excellent defensive qualities during uncertain times. We continue to favour high quality retailers in Hong Kong. Sales growth momentum is the key factor behind the performance of these companies, and we are monitoring it closely.

The better relationship between Taiwan and China has led to much improved dialogue and more Chinese tourists travelling to the island. However, with few catalysts to stimulate the Taiwan stock market in the third quarter of the year, we may look to reduce our Taiwan weighting.

After the weakness in the first half of the year, we believe share price valuations across the Greater China region now reflect many of the risks we have highlighted to corporate earnings growth. In the short-term, it remains to be seen whether domestic consumption can compensate for slower export growth, and the impact this will have on corporate earnings through the balance of this year. Interest rates may also have to be raised further if inflation is to be brought under control.

We do, however, expect to see a benefit to the economy from increased fiscal spending in the months to come. We expect infrastructure spending by the government to accelerate as inflation stabilizes, and in anticipation of this we hold a number of companies in related areas, such as cement and construction.

Our medium to long-term view on China remains positive. In spite of the growing pains we have seen, we expect the underlying pace of economic expansion in China to remain comfortably ahead of that achieved in the more developed West. While exports will remain key to the Chinese economy, we expect the contribution to growth to become more balanced between exports and domestic consumption as the economy matures and China’s middle class continues to grow.

Henry Chan & Team

Baring Asset Management (Asia) Ltd.

Hong Kong

July 11, 2008

The Fund realizes that information and visibility is important to shareholders and for this reason, the Fund makes available its corporate filings, monthly fact sheets, NAV and pricing information and news and events announcements on its website at www.greaterchinafund.com. We encourage all shareholders interested in receiving the most up-to-date information about the Fund via e-mail to visit the website’s homepage and register with the Fund’s “alert service”.

The Greater China Fund, Inc.

Top Ten Equity Holdings

As of June 30, 2008

(Unaudited)

Percentage of Net Assets
China Mobile (Hong Kong) Ltd.	10.4%
Industrial & Commercial Bank of China Ltd. “H”	7.0
Ports Design Ltd.	5.0
China Overseas Land & Investment Ltd.	4.9
China Shenhua Energy Co. Ltd. “H”	4.9
China Petroleum & Chemical Corp. “H”	4.2
CNOOC Ltd.	4.1
PetroChina Co. Ltd. “H”	3.9
China Construction Bank “H”	3.8
BOC Hong Kong Holdings Ltd.	3.8

Total	52.0%

The Greater China Fund, Inc.

Industry Diversification

As of June 30, 2008

(Unaudited)

Percentage of Net Assets
EQUITIES
Commodities	8.6%
Consumption	16.2
Energy	22.3
Financials	36.1
Machinery & Engineering	7.9
Miscellaneous	3.7
Railway	0.7
Real Estate	11.1
Technology	4.2
Telecommunication	16.1
Transportation	4.7
Utilities	6.5

TOTAL EQUITIES	138.1
CONVERTIBLE BOND	1.8
SHORT-TERM INVESTMENT	5.5
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED	12.6

TOTAL INVESTMENTS	158.0
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS	(58.0)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

June 30, 2008

(Unaudited)

Shares	Description	Value (Note 1)

	EQUITIES — 138.1%

	CHINA — 89.7%
	Commodities — 4.2%
660,000	Anhui Conch Cement Co. Ltd. “H”(1)(2)	$4,414,135
2,994,300	Bengang Steel Plates Co. Ltd. “B”(3)	2,173,497
4,210,000	Shougang Concord International Enterprises Co. Ltd.	1,376,796
1,582,000	Zijin Mining Group Co. Ltd. “H”	1,345,140

		9,309,568

	Consumption — 11.3%
4,785,000	Anta Sports Products Ltd.(1)	3,749,476
4,356,993	China Dongxiang Group Co.(1)	1,760,130
1,210,000	Hengan International Group Co. Ltd.	3,569,116
392,000	Parkson Retail Group Ltd.	2,860,525
3,907,000	Ports Design Ltd.(3)	11,173,666
5,752,500	Xtep International Holdings Ltd.	1,969,769

		25,082,682

	Energy — 22.3%
4,314,000	China Oilfield Services Ltd. “H”(1)	7,745,609
9,948,000	China Petroleum & Chemical Corp. “H”	9,313,352
2,748,000	China Shenhua Energy Co. Ltd. “H”	10,784,141
5,347,000	CNOOC Ltd.	9,202,591
3,000	GCL Poly Energy Holdings Ltd.(2)	485
2,284,000	Hidili Industry International Development Ltd.	3,983,661
6,650,000	PetroChina Co. Ltd. “H”	8,613,713

		49,643,552

	Financials — 21.2%
10,407,000	China Construction Bank “H”	8,381,709
2,462,000	China Everbright Ltd.(1)	4,748,794
1,412,000	China Life Insurance Co. Ltd. “H”	4,943,616
1,967,500	China Merchants Bank Co. Ltd. “H”(1)	6,181,989
22,815,000	Industrial & Commercial Bank of China Ltd. “H”	15,595,348
975,000	Ping An Insurance (Group) Co. of China Ltd. “H”	7,252,371

		47,103,827

Shares	Description	Value (Note 1)

	CHINA — (concluded)
	Machinery & Engineering — 7.9%
4,313,274	China Communications Construction Co. Ltd. “H”	$7,379,217
3,803,500	China Railway Construction Corp. “H”	5,365,664
7,554,000	Yangzijiang Shipbuilding Holdings Ltd.(1)	4,725,941

		17,470,822

	Real Estate — 4.9%
6,868,040	China Overseas Land & Investment Ltd.(1)	10,851,529

	Telecommunication — 13.5%
3,352,000	China Communications Services Corp. Ltd. “H”(1)	2,446,041
1,721,000	China Mobile (Hong Kong) Ltd.	23,130,741
8,258,000	China Telecom Corp. Ltd. “H”	4,490,432

		30,067,214

	Transportation — 3.1%
1,540,500	China COSCO Holdings Co. Ltd. “H”	3,761,630
1,016,000	China Shipping Development Co. Ltd. “H”	3,048,997

		6,810,627

	Utilities — 1.3%
4,906,000	Datang International Power Generation Co. Ltd. “H”	2,913,104

	Total China	199,252,925

	HONG KONG — 32.8%
	Consumption — 4.9%
429,200	Esprit Holdings Ltd.	4,458,535
472,000	Giordano International Ltd.	193,704
818,000	Li & Fung Ltd.	2,465,293
2,722,500	Lifestyle International Holdings Ltd.	3,826,713

		10,944,245

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	HONG KONG — (concluded)
	Financials — 9.6%
3,145,500	BOC Hong Kong Holdings Ltd.	$8,330,233
350,600	Hang Seng Bank Ltd.	7,396,482
379,000	Hong Kong Exchanges & Clearing Ltd.	5,541,042

		21,267,757

	Miscellaneous — 3.7%
822,000	Hutchison Whampoa Ltd.	8,285,940

	Real Estate — 6.2%
600,000	Cheung Kong Holdings Ltd.	8,087,259
932,000	Hong Kong Land Holdings Ltd.	3,951,680
386,000	Wharf Holdings Ltd.	1,616,285

		13,655,224

	Technology — 0.9%
252,800	ASM Pacific Technology Ltd.(1)	1,907,967

	Telecommunication — 0.7%
1,146,000	Hutchison Telecommunications International Ltd.(2)	1,625,501

	Transportation — 1.6%
1,144,500	MTR Corp. Ltd.	3,603,418

	Utilities — 5.2%
807,000	CLP Holdings Ltd.	6,913,491
295,500	Hong Kong Electric Holdings Ltd.	1,767,895
1,234,200	Hong Kong and China Gas Co. Ltd.	2,934,558

		11,615,944

	Total Hong Kong	72,905,996

	TAIWAN — 14.6%
	Commodities — 4.1%
2,128,000	Asia Cement Corp.	3,189,932
2,050,000	Far Eastern Textile Ltd.	2,671,153
2,382,000	Taiwan Cement Corp.	3,217,540

		9,078,625

	Financials — 5.3%
426,000	Cathay Financial Holding Co. Ltd.	926,301
4,537,000	Chinatrust Financial Holding Co. Ltd.	4,379,603
2,729,000	First Financial Holding Co. Ltd.	2,993,961
4,973,000	Yuanta Financial Holding Co. Ltd.	3,481,575

		11,781,440

Shares	Description	Value (Note 1)

	TAIWAN — (concluded)
	Technology — 3.3%
660,000	Hon Hai Precision Industry Co. Ltd.	$3,250,750
413,000	Innolux Display Corp.	741,558
292,000	MediaTek Inc.	3,367,048

		7,359,356

	Telecommunication — 1.9%
1,599,000	Chunghwa Telecom Co. Ltd.(2)	4,135,390

	Total Taiwan	32,354,811

Number of Warrants

	WARRANTS (2) — 1.0%

	CHINA — 1.0%
	Commodities — 0.3%
74,735	Zhongjin Gold, expires 02/15/12	542,498

	Railway — 0.7%
794,668	Daqin Railway, expires 12/10/09	1,577,813

	Total Warrants	2,120,311

	Total Equities (cost $304,934,450)	306,634,043

Principal Amount (000)

	CONVERTIBLE BOND — 1.8%
	Consumption — 1.8%
$31,200	China Retail Concepts, 8.40%, due 02/28/09 (cost $3,995,620)(3)	4,001,308

	Total Long-Term Investments (cost $308,930,070)	310,635,351

Shares

	SHORT-TERM INVESTMENT — 5.5%
	Money Market Fund (4) — 5.5%
12,165,447	Morgan Stanley USD Liquid Cash Reserve, 2.46% (cost $12,165,447)	12,165,447

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED — 12.6%
	Money Market Fund(4) — 12.6%
5,672,183	DWS Money Market Fund, 2.74%	$5,672,183
22,291,980	UBS Private Money Market Fund LLC, 2.51%	22,291,980

	Total Money Market Funds (cost $27,964,163)	27,964,163

	Total Investments — 158.0% (cost $349,059,680)	350,764,961
	Liabilities, in excess of cash and other assets — (58.0%)	(128,736,608)

	Net Assets — 100.0%	$222,028,353

NOTES TO PORTFOLIO OF INVESTMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$346,763,653	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	4,001,308	—

Total	$350,764,961	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/07	$4,001,334
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(26)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 6/30/08	$4,001,308

(1)	All or a portion of the security is on loan. The aggregate market value of such securities is $20,249,431; cash collateral of $27,964,163 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	Securities are illiquid. This securities amounted to $17,348,471 or 7.8% of net assets.
(4)	Rates shown reflect yield at June 30, 2008.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

June 30, 2008

(Unaudited)

Assets
Investments, at value (cost $321,095,517)*	$322,800,798
Investments of cash collateral from securities loaned (cost $27,964,163)	27,964,163
Foreign currency (cost $8,267,308)	8,283,998
Receivable for securities sold	3,437,048
Dividends and interest receivable	469,323
Prepaid assets	153,843

Total assets	363,109,173

Liabilities
Dividend payable	112,074,762
Payable for cash collateral for securities loaned	27,964,163
Professional services	380,009
Investment management fee payable	341,168
Payable for securities purchased	193,471
Accrued expenses	69,259
Administration fee payable	57,988

Total liabilities	141,080,820

Net Assets	$222,028,353

Composition of Net Assets
Common stock, $0.001 par value; 16,828,042 shares issued and outstanding (100,000,000 shares authorized)	$16,828
Paid-in capital in excess of par	217,101,597

217,118,425
Undistributed net investment income	1,408,525
Accumulated net realized gain on investments and foreign currency transactions	1,724,535
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	1,776,868

Net Assets	$222,028,353

Shares Outstanding	16,828,042

Net Asset Value Per Share	$13.19

*	Includes $20,249,431 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2008

(Unaudited)

Investment Income
Dividends	$4,251,181
Interest income	482,554
Securities lending income, net	228,611

Total investment income	4,962,346

Expenses
Investment management fees	2,251,017
Administration fees	388,045
Directors’ fees and expenses	249,000
Custodian and accounting fees	215,000
Professional services	159,000
Reports and notices to shareholders	78,000
New York Stock Exchange listing fee	11,875
Transfer agent fees and expenses	4,000
Miscellaneous expenses	35,564

Total expenses	3,391,501

Net investment income	1,570,845

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	4,217,959
Foreign currency transactions	3,328

4,221,287
Net change in unrealized appreciation (depreciation) on:
Investments	(158,086,747)
Foreign currencies	(85,127)

(158,171,874)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(153,950,587)

Net Decrease in Net Assets From Investment Operations	$(152,379,742)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007
Decrease from Investment Operations
Net investment income	$1,570,845	$53,984
Net realized gain (loss) on:
Investments	4,217,959	304,487,754
Foreign currency transactions	3,328	(376,826)

	4,221,287	304,110,928
Net change in unrealized appreciation (depreciation) on:
Investments	(158,086,747)	(9,219,971)
Foreign currencies	(85,127)	144,979

	(158,171,874)	(9,074,992)

Total increase (decrease) from investment operations	(152,379,742)	295,089,920

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	—	(466,137)
Distributions paid from net realized gains on investments	(112,074,762)	(220,662,753)

Total dividends and distributions to shareholders	(112,074,762)	(221,128,890)

Common Stock Transactions
Reinvestment of dividends resulting in issuance of common stock	—	982,532

Net increase in net assets from capital stock transactions	—	982,532

Net increase (decrease) in net assets	(264,454,504)	74,943,562

Net Assets
Beginning of period	486,482,857	411,539,295

End of period (including undistributed (distributions in excess of) net investment income of $1,408,525 and ($162,320), respectively)	$222,028,353	$486,482,857

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1    Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

The Greater China Fund, Inc.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses on investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income and expenses are recorded on an accrual basis.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. Accordingly, such currency gain or loss is included in net realized gain or loss on investments. However, pursuant to U.S. federal tax regulations, the Fund does not isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of any foreign currency-denominated debt obligations; such amounts are categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currencies on the Statement of Operations. Net realized foreign currency gain or loss is treated as ordinary income (loss) for income tax reporting purposes.

Dividends and Distributions

Dividends and distributions are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Greater China Fund, Inc.

Tax Status

China

Presently, as a result of a ruling issued in July 1993 (the “July Ruling”), The People’s Republic of China (“PRC”) State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

Hong Kong

Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

Other Foreign Countries

The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

Note 2    Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

The Greater China Fund, Inc.

Note 3    Investment Management and Administration Agreements

The Fund has an investment management agreement (“Investment Management Agreement”) with Baring Asset Management (Asia) Limited (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (“Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4    Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG. For the six months ended June 30, 2008, the Fund earned $228,611 and UBS Securities LLC earned $97,975 in compensation as the Fund’s lending agent. At June 30, 2008, the Fund owed UBS Securities LLC $18,151 in compensation as the Fund’s lending agent.

Note 5    Purchases and Sales of Securities

For the six months ended June 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $231,594,987 and $242,346,953, respectively.

The Greater China Fund, Inc.

Note 6    Federal Tax Status

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation on a tax basis as of June 30, 2008 were as follows:

Tax Basis	Appreciation	(Depreciation)	Total Net Unrealized (Depreciation)
$351,407,073	$33,512,711	$(34,154,823)	$(642,112)

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7    Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the six months ended June 30, 2008, there were no transactions in shares of common stock. For the year ended December 31, 2007, the Fund issued 32,854 shares in connection with the Fund’s dividend reinvestment plan.

Note 8    New Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

The Greater China Fund, Inc.

Note 9    Subsequent Events

On June 20, 2008, the Fund declared a distribution from short-term capital gains of $1.77 per share and a distribution from long-term capital gains of $4.89 per share, for a total distribution of $6.66 per share. The distribution was payable on July 31, 2008 to stockholders of record on June 30, 2008 with an ex-dividend date of June 26, 2008.

The distribution was paid in the Fund’s common stock. Stockholders had the option to receive their distribution in newly issued Fund shares or to request payments in cash. The aggregate amount of cash distributions to all stockholders was limited to 30% of the aggregate dollar amount of the total distribution. The aggregate amount of cash requested exceeded the 30% limit. As a result, the Fund pro rated the cash distribution among all stockholders who had made such requests. Those stockholders who requested cash received 55% or $3.67 per share of the distribution in cash and the remaining 45% or $2.99 per share in common stock. The Fund issued 5,937,623 shares in connection with this stock distribution.

The Greater China Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the Six Months Ended June 30, 2008 (Unaudited)	For the Years Ended December 31,
		2007	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$28.91	$24.50	$14.93	$17.18	$16.57	$10.06

Increase From Investment Operations
Net investment income	0.09	— **	0.13	0.19 *	0.20	0.27
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9.15)	17.55	12.09	1.47 *	0.96	6.50

Total from investment operations	(9.06)	17.55	12.22	1.66	1.16	6.77

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	—	(0.03)	(0.45)	(0.43)	(0.21)	(0.26)
Distributions from net realized gain	(6.66)	(13.11)	(2.20)	(2.25)	(0.34)	—

	(6.66)	(13.14)	(2.65)	(2.68)	(0.55)	(0.26)

Fund Share Transactions
Dilutive effect of rights offering	—	—	—	(1.04)	—	—
Offering costs charged to paid-in capital in excess of par	—	—	— **	(0.19)	—	—

Total of share transactions	—	—	—	(1.23)	—	—

Net asset value, end of period	$13.19	$28.91	$24.50	$14.93	$17.18	$16.57

Market value, end of period	$12.94	$24.81	$31.48	$13.04	$15.75	$19.12

Total Investment Return(1)	(23.03)%	20.59%	168.90%	(0.72)%	(14.77)%	120.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,028	$486,483	$411,539	$250,677	$216,434	$208,699
Ratio of expenses to average net assets	1.75%	1.62%	1.86%	2.09%	2.28%	2.04%
Ratio of net investment income to average net assets	0.81%	0.01%	0.66%	1.04%	1.17%	2.20%
Portfolio turnover	65%	85%	114%	140%	66%	85%

*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless PNC Global Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price, per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. The Plan

The Greater China Fund, Inc.

Agent will forward to the participant any proxy solicitation material and will vote any shares of common stock it holds for the participant solely in accordance with the proxy the participant returns to the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www.greaterchinafund.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Annual Shareholders’ Meeting

The Fund’s annual meeting of shareholders was held on June 5, 2008. Shareholders voted to re-elect Mr. C. William Maher as Class II Directors. The resulting vote count for each proposal is indicated below:

	For	Against	Withheld Authority
Election of Directors:

Mr. C. William Maher	11,840,151	—	254,664

In addition to the above Directors, Mr. Edward Y. Baker, Mr. John A. Bult, Mr. John A. Hawkins, Mr. Tak Lung Tsim and Mr. Jonathan J.K. Taylor continue to serve as Directors of the Fund.

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

On May 22, 2008 the Board of Directors of the Fund approved the continuation of the Fund’s existing Investment Management Agreement with the Investment Manager until June 30, 2009. No stockholder approval was required to extend the Fund’s Investment Management Agreement.

The Board considered several factors in connection with its approval of extending the Fund’s existing Investment Management Agreement. The Board reviewed the nature, extent and quality of the management services provided by the Investment Manager and in connection therewith received a report from the Investment Manager detailing the scope of the Investment Manager’s operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that the Investment Manager provides to the Fund. The Investment Manager has acted as the Fund’s investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by the Investment Manager. Based on its experience and familiarity with the Investment Manager and the foregoing review and analysis, the Board concluded that the Investment Manager provides high quality investment management services to the Fund.

The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report that included a comparison of the Fund’s net asset value return over a one year, a three year and a five year period (in each case ending March 31, 2008) against the returns realized over comparable periods by four other United States listed, closed-end China region equity funds. The Fund was third of five over one year and first of five over three years and five years. The Board also reviewed the performance of the Fund’s net asset value and market price return between June 30, 2000 and March 31, 2008 against a benchmark index, the MSCI Zhong Hua (Free) Index. The Fund outperformed the MSCI Zhong Hua (Free) Index in both net asset value return and market price return over that period. Between June 30, 2000 and March 31, 2008 the Fund had a 322.4% net asset value return and a 428.1% market price return, while the MSCI Zhong Hua (Free) Index had a 140.64% return over the same period.

The Board also evaluated the management fees payable to the Investment Manager and the benefits realized by the Investment Manager from its management arrangements with the Fund. Specifically, the Board reviewed a detailed report prepared by the Investment Manager on the costs to the Investment Manager of providing management and other services to the Fund (for the purposes thereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by the Investment Manager thereon. The Board found such profit margin to be

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

concluded

reasonable for the services provided. The Board also reviewed the management fees payable by other China region funds listed on the New York Stock Exchange (which averaged 1.03% for the 2007 fiscal year) and by other comparable accounts managed by the Investment Manager and its affiliates (the Investment Manager reported that two emerging market retail funds managed by it, including one China region fund, had fee rates of 1.25% and 1.50% of net assets, respectively, and an open-end China fund had fees of 2% of net assets plus a performance fee). Finally, the Board considered (i) the fact that the Investment Manager benefits from its management agreement with the Fund through its receipt, pursuant to commission sharing arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by the Investment Manager and (ii) the more extensive regulatory and compliance requirements that the Investment Manager is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom.

Based upon these inputs, the Board determined that management fees at a rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million were reasonable for the management services the Investment Manager provides to the Fund based upon the current size of the Fund. The Board noted that the Fund and its stockholders are now benefiting from economies of scale as the Fund grows in size since the Fund’s net asset value was in excess of the $250 million breakpoint level above which the reduced fee rate applies.

Item 2	–	Code of Ethics – Not required, as this is not an annual filing.

Item 3	–	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	–	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	–	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9	–

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a)	(1)	Code of Ethics – Not required, as this is not an annual filing.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date August 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Corris
Brian Corris
President and Principal Executive Officer

Date August 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date August 19, 2008

*	Print the name and title of each signing officer under his or her signature.